SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 10, 2006

First NLC Securitization, Inc.

(Exact name of registrant as specified in charter)

Delaware	333-127919	20-3231843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North, Arlington, VA		22209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (703) 312-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

First NLC Securitization, Inc. (the “Registrant”) registered issuance of its First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (333-127919) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $847,419,000 aggregate principal amount of Class A and Class M of its First NLC Trust 2005-4, Mortgage-Backed Certificates, Series 2005-4 (collectively, the “Certificates”) on December 22, 2005. This Current Report on Form 8-K is being filed to satisfy the undertaking contained in the definitive Prospectus dated November 2, 2005, as supplemented by the Prospectus Supplement dated December 20, 2005 (the “Prospectus Supplement”) to file a copy of the Pooling and Servicing Agreement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2005 (the “Pooling and Servicing Agreement”), by and among First NLC Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”) and as seller (the “Seller”), JPMorgan Chase Bank, National Association, as servicer (the “Servicer”), Ocwen Loan Servicing, LLC, as interim servicer, Wells Fargo Bank, National Association, as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”), and HSBC Bank USA, National Association, as trustee (the “Trustee”). A copy of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.

99.1	Pooling and Servicing Agreement, dated as of December 1, 2005, by and among First NLC Securitization, Inc., as depositor, First NLC Financial Services, LLC, as originator and as seller, JPMorgan Chase Bank, National Association, as servicer, Ocwen Loan Servicing, LLC, as interim servicer, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and HSBC Bank USA, National Association, as trustee.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2006	FIRST NLC SECURITIZATION, INC.

	By:	/s/ MICHAEL WARDEN
	Name:	Michael Warden
	Title:	Vice President

[FORM 8-K - FNLC SECURITIZATION INC. 2005-4 POST CLOSING]

Exhibit Index

Exhibit No.		Page

99.1	Pooling and Servicing Agreement, dated as of December 1, 2005, by and among First NLC Securitization, Inc., as depositor, First NLC Financial Services, LLC, as originator and as seller, JPMorgan Chase Bank, National Association, as servicer, Ocwen Loan Servicing, LLC, as interim servicer, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and HSBC Bank USA, National Association, as trustee....................................................................................................[Electronic Format]